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                                                                EXHIBIT 99.6

            JOINT DEVELOPMENT AND TECHNICAL COOPERATION AGREEMENT


This Joint Development and Technical Cooperation Agreement ("Agreement") is made as of July 31, 1995 by and between AST Research, Inc., a Delaware corporation ("AST"), and Samsung Electronics Company Limited, a Korean corporation ("SEC").

                                    Purpose

In order to form a successful strategic alliance that will enhance the competitive position of each party, AST and SEC understand and agree that they shall share expertise in research and product development through technical cooperation in order to develop products each party could not develop on its own and to reduce "product time to market" and both parties expect that the strategic alliance will be mutually beneficial for each party's competitiveness.

                                   Agreement


Article l.  Definitions

1.1 "Development Plan" shall mean the plan for the research, development, design and manufacturing of products which cannot be independently developed in a commercially viable manner (the "Jointly Developed Products"). The Development Plan shall include, without limitation, project specifications, personnel, capital equipment, material requirements, design and implementation phases, and completion/ milestones, as approved in writing by both SEC and AST.

1.2 "Intellectual Property Rights" shall mean patents, patents applications and utility models, copyrights, mask work rights, trade secrets, or any other intellectual property rights, which are or will be owned by either party before or during the term of this Agreement anywhere throughout the world, and which are invented, authored or otherwise come into being pursuant to the Joint Development Projects.

1.3 "Joint Development Projects" shall mean any project undertaken by both parties under the terms and conditions of this Agreement pursuant to a Development Plan approved in writing by both parties.

1.4 "Technical Information" shall mean the information, data and materials, including, without limitation, any and all technologies, inventions, discoveries, know-how, designs, drawings and other proprietary information which are owned

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     by the parties and necessary in connection with design,
     development and manufacture of the Jointly Developed Products.


Article 2.  Joint Development

2.1  Joint Development Projects in General.
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     (a)  Frequency.  Beginning on the Effective Date, both parties shall make
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          reasonable efforts to define, plan and implement at least one (1)
          Joint Development Project every twelve (12) months for a period of five (5) years in the general areas of personal computers and related components thereto.

     (b)  Management.  AST shall manage the development activities, and all such
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          activities shall occur at AST's facilities, unless both parties agree otherwise in writing.

     (c)  Changes.  Upon the mutual written agreement of both parties, items and
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          tasks may be modified in, added to, or deleted from the Development
          Plan.

2.2  Steering Committee.
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     (a)  Authority.  Top Executive Committee as defined in the General Terms
          ---------
          Agreement (the "TEC") shall function as a steering committee and therefore have any authority which is needed with respect to any Joint Development Project under this Agreement except to the extent otherwise agreed herein or as may be agreed in a Development Plan.

      (b) Negotiations.  Discussion of the definition of the next-year project
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          shall begin no later than six (6) months prior to each anniversary date of the Effective Date. The definition of each project shall be negotiated in best efforts, including personnel, equipment, material and financial resources, management roles, exchange of the Technical Information, development and implementation requirements, project milestones and any additional provisions. These projects shall be outlined in a fashion similar to the Development Plan first approved in writing by both AST and SEC, and added as annual amendments to this Agreement.

2.3  Project Coordination.
     --------------------

     (a)  Selection of Coordinators.  TEC shall appoint one (1) project manager,
          -------------------------
          equivalent level or higher level

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          employee from each party, as the overall project coordinators for each defined Joint Development Project (the "Project Coordinators").

     (b)  Communication and Progress Reports.  The Project Coordinators shall
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          communicate as often as is desirable, in person, by telephone, electronic mail or facsimile (or by any other means) in order to review progress, track schedules, resolve problems and arrange for the exchange of materials necessary for the performance of this Agreement. AST's and SEC's Project Coordinator shall also jointly prepare a progress report to SEC and AST as often as is specified in the Development Plan.

     (c)  Authority and Responsibility.  Project Coordinators shall also:  (i)
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          have authority to act for and on behalf of the party they represent and to make binding technical decisions (but not financial or other decisions) with respect to the work to be performed under this Agreement; (ii) assume responsibility for the accuracy of the data and information supplied; (iii) provide access to appropriate personnel for each phase of development; and (iv) coordinate access to the party's facilities and equipment as required.

     (d)  Delays.  To the extent that any planned procedures or development
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          milestones are not completed on schedule, the Project Coordinators
          (hereinafter defined) of the parties shall determine whether a rescheduling of such procedures or an immediate change to milestones is reasonably possible, or whether alternative procedures or milestones should be implemented.

     (e)  Communication Routing.  All communications between parties relating to
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          the aforementioned modifications to the Development Plan or rescheduling of procedures or milestones shall be routed through the Project Coordinators before such modifications or rescheduling are implemented.

2.4  First Year Joint Development Project ("Pentium Multimedia Note PC").
     -------------------------------------------------------------------

     (a)  Development Plan.  In the first year, beginning on the Effective Date,
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          both parties shall make all reasonable efforts to conduct the research, experimentation, development and implementation work necessary to complete the design and development of the Pentium Multimedia Note PC, substantially in accordance with a Development Plan to be agreed between the parties, which contains the project specifications, deliverables by each party, milestones and/or other details on respective responsibilities of both parties.

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     (b)  Team Formation.  AST and SEC agree to establish a separate research
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          and development team under the direction of AST's Project Coordinator.
          AST shall designate AST's Project Coordinator as the Pentium
          Multimedia Note PC Director and make best efforts to make the completion of the Pentium Multimedia Note PC the primary responsibility of the AST's Project Coordinator.

     (c)  Project Coordinators.  The Steering Committee shall appoint Project
          --------------------
          Coordinators for the Pentium Multimedia Note PC within 30 days of the Effective Date.


Article 3.  Supply of Technical Information

3.1  Initial Information.  For the purpose of the Joint Development Projects
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     under Article 3 hereof, each party shall provide to the other party with its Technical Information owned by such party, as of the Effective Date or such kick-off date of a new project as described in Article 2.1, to the extent reasonably necessary for the other party to perform the activities contemplated hereunder.

3.2  Updated Information.  Each party shall provide from time to time to the
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     other party with Technical Information developed by such party directly in the course of the development work for the Joint Development Projects hereunder.

3.3  Quality of Information.  Each party shall make its best efforts to verify
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     that the Technical Information provided hereunder is the same or substantially same information and data as are used or to be used by such party for manufacturing the Jointly Developed Products.


Article 4.  Technical Support Obligations

4.1  Support Services.  Each party shall provide technical support to the other
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     party as set forth in this Article 4, for time periods and at prices and under other terms and conditions to be agreed by both parties in the Development Plan. Technical support shall include the following listed items.

     (a) Telephone hot-line support shall be provided during normal days and hours of business operation. Such support shall include consultation concerning operation and utilization of the Jointly Developed Products.

     (b) Error-correction services shall be provided, which shall consist of each party using its best efforts to

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          correct any errors in the Jointly Developed Products such that the
          Jointly Developed Products are brought into conformance with the Development Plan.

4.2  On-Site Engineers.  Each party shall dispatch a mutually agreed upon number
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     of engineers for a mutually agreed upon period of time to the facilities to the other party to assist in the Joint Development Projects. Beginning on the Effective Date and during the term of this Agreement, each party shall train such engineers and shall provide all required equipment for such training free of charge and such engineers shall work at the direction of such party, all in accordance with the Development Plan.

4.3  Expert Consulting.  Should one party consider it necessary and upon written
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     request, the other party shall dispatch its experts to such other party's office or plant for rendering consulting services and technical guidance to such other party in connection with the Development Plan. Such written requests shall describe the number of personnel including nominated persons, the time of dispatch and a reasonable period of stay. The financial arrangements and other provisions for such services and guidance shall be as agreed in each Development Plan.

4.4  Immigration Law Compliance.  AST shall sponsor SEC's engineers for the
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     appropriate training or work visa, to the extent that such sponsorship is in compliance with law, and for purposes of the Development Plan.


Article 5.  Expenses

     Each party shall bear its own expenses related to this Agreement, including but not limited to all travel, living costs and any other expenses for visit or stay by its employees, and no cost or charges shall be assessed against the other party unless specifically agreed to in writing, except that during SEC's stay in AST's facilities for the Joint Development Projects, SEC may, without any payment, use all equipment which are specified in the Development Plan for the Joint Development Projects. The same terms shall apply concerning the use of equipment by AST at SEC's facilities, when provided for in the Development Plan.


Article 6.  Proprietary Rights

6.1  Separately Owned Rights.  Any Technical Information which is developed or
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     conceived independently by each party hereunder and Intellectual Property
     Rights therefor shall remain the property of such developing party.

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6.2  Jointly Owned Rights.  Any Technical Information which is developed or
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     conceived jointly by both parties hereunder and Intellectual Property
     Rights therefor shall be the joint property of both parties. Each party shall have a right to grant to its Subsidiaries the licenses under jointly owned Technical Information and Intellectual Property Rights therefor without obtaining a prior consent of and accounting for any compensation to the other party. The party who wishes to grant to third party any licenses under the jointly-owned Technical Information and any Intellectual Property Rights therefor shall obtain a prior written approval of the other party.

6.3  Protections for Jointly Owned Rights.  Both parties shall from time to time
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     discuss whether patent or copyright applications should be filed on, or other intellectual property protections obtained for, the jointly-owned Intellectual Property Rights, the party who will file and pay for such application and the country(ies) in which the same is to be filed. If one party believes that a particular type of intellectual property protection should be sought for a particular portion of the jointly owned Intellectual Property Rights (the "Initiating Party") but the parties can not agree, within a reasonable amount of time, as to whether that particular type of intellectual property protection should be sought for that particular jointly owned Intellectual Property Rights, then the Initiating Party shall be permitted to pursue such intellectual property protection for its sole ownership, if advance written notice of such filing is provided to the other party, and the other party shall cooperate (at the expense of the Initiating Party) in all ways reasonably requested by the Initiating Party provided that the Initiating Party shall bear the expense of obtaining such intellectual property protection, and the other party shall have a non-exclusive world-wide fully paid up license to such intellectual property protection.

6.4  Disclosure Of Inventions.  Each party shall promptly disclose to the other
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     in writing on a confidential basis all Technical Information which is jointly invented, authored or otherwise brought into being pursuant to a Development Plan hereunder (including derivatives or analogues of preexisting technical information) and/or commercially useful research products or processes jointly invented, authored or otherwise brought into being pursuant to a Development Plan, including, but not limited to, materials, whether patentable or unpatentable, or whether trade secrets or whether susceptible to copyright or other forms of protection.

6.5  Proprietary Protection Cooperation.  Each party will cooperate with the
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     other in taking such actions as such party reasonably requests for the purposes of filing and obtaining copyright registrations, patents and other

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     suitable forms of protection of the Technical Information which is jointly invented, authored or otherwise brought into being hereunder and securing title to such forms of protection in accordance with Article 6.3 of this Agreement and enforcing any rights therein. Such efforts by each party will be at the expense of the requesting party. In addition, without limiting the foregoing, each party agrees to cooperate with the other party to whatever extent is necessary to procure patent protection of any rights to any Technical Information which is jointly invented, authored or otherwise brought into being hereunder including agreeing to execute any and all documents to give each other the full benefit of the licenses granted herein.

6.6  Obligation to Assign.  To the extent that the inventorship or any ownership
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     interest of any Technical Information which is jointly invented, authored or otherwise brought into being hereunder may exist or arise in one party or any employee or agent thereof, each party agrees that it shall assign any and all such individual ownership interests as necessary or desirable to achieve joint ownership of such Technical Information which is jointly invented, authored or otherwise brought into being hereunder.

6.7  Obligation To Obtain Rights From Researchers.  The parties hereby agree
     --------------------------------------------
     that they will obtain assignment of, or cause the principal investigator and all employees, agents, any other researchers who are engaged in the research projects undertaken pursuant to this Agreement (referred to as "Project Personnel") to assign their right, title and interest in and to the Technical Information which is jointly invented, authored or otherwise brought into being by both SEC and AST under a Development Plan of this Agreement, by any such person during the course of the performance of this Agreement as are necessary to give effect to the provisions of this Agreement respecting ownership of the Intellectual Property Rights hereunder. In addition, each party will obtain the agreement of all Project Personnel to cooperate fully with either SEC or, as the case may be, AST in pursuing legal protection for any such improvements thereto, including, without limitation, providing assistance in filing and presenting any patent applications or copyrights on such inventions or improvements and, upon reasonable request, furnishing samples of any Technical Information which is jointly invented, authored or brought into being by both SEC and AST under a Development Plan hereunder. Both parties represent and warrant that they are legally entitled by written agreement to exclusive ownership of any invention of any employee or agent who will participate in the collaborative effort under this Agreement, and that each party has the right to and will assign such ownership interests as provided in this Agreement free of any third-party claim. SEC and AST agree that the use of the current patent pre-

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     assignment form agreements and other terms of employment and retainer of consultants used by SEC and AST are adequate to satisfy the obligations of this Article 6.7.

6.8  Research Reports.  Each party shall document in writing the progress and
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     interim and final results of their cooperative research hereunder.  Summary reports shall be prepared and exchanged between the parties at least as often as is specified in the Development Plan. Such reports shall include, in part, a discussion and analysis of the opinion of each party's principal investigator of the then current status of and potential for commercial development and marketability of any Technical Information which is jointly invented, authored or otherwise bought into being hereunder. The complete documentation of each party shall be made available to the other upon request. The parties shall jointly prepare a comprehensive final report within thirty (30) days following termination of each Development Plan.
     All reports and documentation under this Section shall constitute Confidential Information and as such shall be afforded all protections set forth in the General Terms Agreement.

6.9  Access To Research Results.  So long as the rights of either party in any
     ---------------------------
     Technical Information which is jointly invented, authored or otherwise brought into being hereunder continue hereunder following termination of this Agreement, such party and its authorized representatives shall have access to the information and results of research reflected therein at reasonable times during normal business hours.

6.10  Regulatory Compliance.  The parties agree that their conduct in performing
      ---------------------
     their obligations under this Agreement shall conform in all material respects to all applicable laws and regulations of the U.S. and foreign governments (and political subdivisions thereof), including but not limited to, the US export control laws and regulations.

6.11  Publication of Research.  Neither party shall publish the results of any
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     research related in any way to any Technical Information which is jointly invented, authored or otherwise brought into being hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed, and which shall not require advance consent for the publication of information through the marketing of Joint Development Products or the filing of patent applications as is contemplated under this Agreement. In the event either party is requested to consent to such publication, the requesting party shall provide the other party copies of a proposed manuscript prior to any submission or publication thereof. To protect the rights of the parties to any potentially patentable Technical Information which is jointly invented, authored or otherwise brought into being hereunder, any contemplated

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     publication or other dissemination of information containing disclosure of any inventive subject matter shall be withheld and maintained in strict confidence until a patent application has been filed and other appropriate steps have been completed to protect the commercial value of any Intellectual Property Rights resulting from the cooperative research and development effort hereunder.


Article 7.  Grant of Licenses

7.1  License Grant.  Each party hereby grants to the other party and its
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     Subsidiaries a non-exclusive, non-transferable, worldwide, perpetual and royalty-free license to use Technical Information supplied by such party and under the Intellectual Property Rights therefor, subject to the terms of this Agreement, to develop, manufacture, have manufactured, use, modify, prepare derivative works based upon, copy, distribute, use in public performances, lease, sell or otherwise dispose of any Jointly Developed Products. Nothing herein shall be construed as granting a right to sublicense to any third party the license granted above without a prior written consent of the other party. Any licenses granted to any Subsidiary hereunder shall terminate at such time as such entity no longer qualifies as a Subsidiary as defined in the General Terms Agreement.

7.2  Limitations on License.  Notwithstanding any other provision of this
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     Agreement, for those patent rights licensed or sublicensed to AST from SEC under this Agreement, AST shall not have the right to grant licenses or sublicenses to any third parties, excepting for licenses or sublicenses to AST Subsidiaries to the extent permitted under this Agreement, and further excepting licenses which would otherwise be implied to purchasers of AST products for the use or resale of such products. Notwithstanding any other provision of this Agreement, for those patent rights licensed or sublicensed to SEC from AST under this Agreement, SEC shall not have the right to grant licenses or sublicenses to any third parties, excepting for licenses or sublicenses to SEC Subsidiaries to the extent permitted under this Agreement, and further excepting licenses which would otherwise be implied to purchasers of AST products for the use or resale of such products. Notwithstanding any other provision of this Agreement, any purported or attempted grant by AST or SEC of a license or sublicense contrary to this Agreement shall be of no force or effect.

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Article 8.  Warranty

8.1  Warranty Disclaimer.  AST and SEC each provides to the other party its
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     Technical Information on an "as-is" basis only, except that the Technical
     Information provided has not been illegally copied from or misappropriated from any third party, and both SEC and AST do not warrant or represent that the operation of the Technical Information will be uninterrupted or error free.

8.2  Warranty Limitations.  Nothing contained in this Agreement, unless
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     otherwise agreed to in writing by both SEC and AST, shall be construed as:

     (a) a warranty or representation that the manufacture, use, sale or other disposal of any Jointly Developed Products by the other party under this Agreement will be free from infringement of patents or any other intellectual property rights (excepting to warrant that the Technical Information supplied by a party shall not have been illegally copied from or misappropriated from any third party) of any third party; or

     (b) conferring any right to use in advertising, publicity or otherwise, any trademark, trade name or names, or any contraction, abbreviation or simulation thereof, of either party; or

     (c) conferring by implication, estoppel or otherwise, any license or other right except for the license expressly granted hereunder; or

     (d) an obligation to furnish any technical information or know-how except as otherwise specifically provided herein.


Article 9.  Effect of Termination

     In any event of termination pursuant to Article 3 of the General
     Terms Agreement, (i) each party shall be entitled to retain any Jointly Developed Products and Intellectual Property Rights contained therein which it owned or developed to the date of such termination, provided that each party will take all steps necessary to convey to the other joint ownership rights in the Intellectual Property Rights for such Jointly Developed Products, (ii) all licenses granted to the non-defaulting (if any) party and its Subsidiaries prior to the effective date of such termination shall continue in full force and effect, and

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     (iii) all licenses granted to the defaulting (if any) party hereunder and its Subsidiaries shall immediately terminate.


Article 10.  General Terms

     The provisions included in the General Terms Agreement shall apply to this Agreement.


Article 11.  Priority

     In the event of a conflict or inconsistency between any term or condition of this Agreement and that of the General Terms Agreement, the terms and conditions of this Agreement shall supersede and control. The terms and conditions of this Agreement shall be superseded and controlled by terms and conditions of any Development Plan signed by both AST and SEC.


IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to execute this Agreement, on the dates below indicated.

Samsung Electronics Co., Ltd.       AST Research, Inc.

By: /s/ Bo-Soon Song                By: /s/ Safi U. Qureshey
   ----------------------------        -------------------------------
Name:  Bo-Soon Song                   Name:  Safi U. Qureshey

Title: Senior Managing Director     Title: Chief Executive Officer

Date:  July 31, 1995                  Date:  July 31, 1995

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